Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT, dated as of March 19, 2020 (this “Amendment”), among CMFT Corporate Credit Securities, LLC, as borrower (the “Borrower”), CMFT Securities Investments, LLC, as Collateral Manager (the “Collateral Manager”), CMFT Securities Investments, LLC, as equityholder (the “Equityholder”), Citibank, N.A., as lender (the “Lender”), Citibank, N.A., as administrative agent (the “Administrative Agent”), Citibank, N.A., acting through its Agency & Trust division, as collateral agent (in such capacity, the “Collateral Agent”) and as collateral custodian (in such capacity, the “Custodian”), and Virtus Group, LP, as collateral administrator (in such capacity, the “Collateral Administrator”).
WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Lender and the other lenders from time to time parties thereto, the Administrative Agent, the Collateral Agent, the Custodian and the Collateral Administrator, are party to the Credit and Security Agreement, dated as of December 31, 2019 (the “Credit Agreement”);
WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent hereby authorizes and directs the Collateral Agent, the Custodian and the Collateral Administrator to execute this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.
ARTICLE II
Amendments to the Credit Agreement
SECTION 2.1 Amendments to the Credit Agreement
(a) The definition of “Facility Amount” set forth in Section 1.01 of the Credit Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:
““Facility Amount” means during the Reinvestment Period, $500,000,000 (as such amount may be reduced from time to time pursuant to Section 2.06 or increased from time to time as agreed to by the Borrower, the Lenders, the Collateral Manager and the Administrative Agent); provided that following the Commitment Termination Date, the Facility Amount will equal the Advances Outstanding as of the applicable date of determination.”
ARTICLE III
Representations and Warranties
SECTION 3.1 The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV
Conditions Precedent
SECTION 4.1 This Amendment shall become effective as of the date hereof upon:
(a) the execution and delivery of this Amendment by each party hereto;
(b) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and
(c) the Administrative Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower in form and substance acceptable to the Administrative Agent in its reasonable discretion.
ARTICLE V
Miscellaneous
SECTION 5.1 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2 Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 5.3 Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.
SECTION 5.4 Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5 Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
CMFT CORPORATE CREDIT SECURITIES, LLC,
as Borrower

By: /s/ NATHAN D. DEBACKER
Name: Nathan D. DeBacker
Title: Vice President, Chief Financial Officer and Treasurer

CMFT SECURITIES INVESTMENTS, LLC, as Collateral Manager

By: /s/ NATHAN D. DEBACKER
Name: Nathan D. DeBacker
Title: Vice President, Chief Financial Officer and Treasurer

CMFT SECURITIES INVESTMENTS, LLC, as the Equityholder

By: /s/ NATHAN D. DEBACKER
Name: Nathan D. DeBacker
Title: Vice President, Chief Financial Officer and Treasurer

CITIBANK, N.A., as Administrative Agent and as a Lender

By: /s/ VINCENT NOCERINO
Name: Vincent Nocerino
Title: Vice President

CITIBANK, N.A. (acting through its Agency & Trust division), as Custodian and as Collateral Agent

By: /s/ JENNIFER PARKER
Name: Jennifer Parker
Title: Senior Trust Officer

VIRTUS GROUP, LP, as Collateral Administrator

By: /s/ CYNTHIA GONZALVO
Name: Cynthia Gonzalvo
Title: Senior Director